EXHIBIT 10.62

AMENDMENT NUMBER TWO TO
MASTER SERVICE AGREEMENT

This Amendment Number Two (“Amendment Two” or “Amendment”), dated May 1, 2017 (“Amendment Two Effective Date”), by and between Enterprise Services LLC f/k/a HP Enterprise Services, LLC (“Provider”) and Sabre GLBL Inc. (“Customer”) amends that certain Master Services Agreement by and between Provider and Customer, dated as of November 1, 2015 (as used herein, the “Master Agreement” or the “Agreement”).

RECITALS

WHEREAS, Customer and Provider desire to amend certain terms and conditions of the Master Agreement, as further described herein;

WHEREAS, Customer and Provider executed Amendment Number 8 dated December 22, 2016 (for reference, Amendment Number “8” was erroneously numbered and was in fact the first amendment to the Master Services Agreement).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Customer and Provider hereby agree as follows:

1.
Exhibit 3 (Account Governance) to Master Agreement is hereby deleted and replaced in its entirety with the amended and restated Exhibit 3 (Account Governance) attached hereto as Attachment 1, effective as of the Amendment Two Effective Date.

2.
Attachment 7-A (Event Management Process) to Exhibit 7 (Information Security Requirements) to Master Agreement is hereby deleted and replaced in its entirety with the amended and restated Attachment 7-A (Event Management Process) to Exhibit 7 (Information Security Requirements) attached hereto as Attachment 2, effective as of the Amendment Two Effective Date.

3.	Counterparts. This Amendment may be executed in several counterparts, all of which taken together shall constitute a single agreement between the Parties.

4.	Defined terms. Unless otherwise defined herein, the capitalized terms used in this Amendment shall have the same meaning assigned to such capitalized terms in the Agreement.

5.
Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement (and all prior agreements, letters, proposals, discussions and other documents) regarding the matters addressed in this Amendment. Except as otherwise expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect and are ratified and confirmed as if set forth herein verbatim.

IN WITNESS WHEREOF, Provider and Customer have each caused this Amendment to be executed as below:

SABRE GLBL INC.

Signature:	/s/ Chris Hamro

Name:	Chris Hamro

Title:	Director - Technology Procurement

Date:	5/9/2017

Enterprise Services LLC

Signature:	/s/ Simon Branch-Evans

Name:	Simon Branch-Evans

Title:	VP and AE Sabre Account

Date:	5/9/2017

List of Attachments:

Attachment 1: Exhibit 3 (Account Governance)
Attachment 2: Attachment 7-A (Event Management Process) to Exhibit 7 (Information Security Requirements)

ATTACHMENT 1 TO AMENDMENT TWO TO MASTER AGREEMENT

EXHIBIT 3
ACCOUNT GOVERNANCE
This amended and restated EXHIBIT 3, ACCOUNT GOVERNANCE, dated May 1, 2017 to that certain Master Services Agreement, dated as of November 1, 2015 (the “Master Agreement”), between Sabre GLBL Inc. (“Customer”) and Enterprise Services LLC f/k/a HP Enterprise Services, LLC (“Provider”).

1.	INTRODUCTION

In accordance with Article 12 of the Master Agreement, Customer and Provider will institute and utilize the following governance framework to manage and effect account governance and technology governance for effective and efficient collaboration between Customer and Provider (“Account Governance”).

2.	DEFINITIONS

Capitalized terms used in this Exhibit but not defined herein shall have the meaning ascribed to such terms in the Master Agreement and its Exhibits, including the “Definitions” Exhibit to the Master Agreement. Unless otherwise specified, references to “Section” refer to the applicable Section of this Exhibit.

As set forth in Section 2.3 of the Master Agreement, in the event of a conflict between the terms of this Exhibit and the terms of the Master Agreement, the terms of the Master Agreement shall prevail over the terms of this Exhibit.

3.	GOVERNANCE PRINCIPLES

3.1	Governance Principles
(a)Account Governance set forth in this Exhibit is designed to oversee the delivery of Services by Provider to Customer in accordance with the Master Agreement.
(b)Both Customer and Provider shall ensure that all Provider and Customer representatives participating in Account Governance are empowered and authorized to execute the roles they assume.
(c)The effectiveness of Account Governance will be evaluated by the Parties from time to time (at least annually), and modified as necessary to meet Customer’s business requirements.

(d)Provider shall record and distribute minutes of all meetings held under Account Governance, no later than two Business Days after each meeting, for Customer’s approval.
(e)Provider shall be responsible for supporting the development and implementation of Account Governance by (i) using industry leading practices and (ii) leveraging its expertise, templates, tools and personnel resources.

3.2	Relationship
(a)Conduct of the Parties.
It is intended that the conduct of the Parties in the implementation of Account Governance shall:

(i)	Reflect commitment at executive levels in both Parties to foster an enduring, mutually beneficial commercial relationship that enables and empowers effective decision making;

(ii)	Support a relationship between Customer and Provider that is characterized by trust and openness;

(iii)	Support and engender effective Service Levels and continuous improvement;

(iv)	Create a close working relationship at the relevant management levels that stimulates cooperation, collaboration, information sharing and trust;

(v)	Support a joint continuous improvement culture within both Parties in relation to the Services.
(b)Participation.
The Parties shall participate in good faith in Account Governance in order to aid in meeting Customer’s goals for the relationship as follows:

(i)	Flexibility. The Parties understand that the Services may need to be modified to meet Customer’s changing business environment and operating requirements.

(ii)	Transparency. Governance activities described in this Exhibit are intended to provide a transparent framework and process so that Customer and Provider can effectively execute.

(iii)	Traceability. Financials will be clear and allow Customer to identify the baseline and reasons for any deviations over time.

(iv)	Effective Management. Governance activities described in this Exhibit will strengthen Customer’s and Provider’s ability to track and control Services delivered.

(c)Executive Engagement.
Provider will make available several opportunities for Customer to participate in organizations and events that allows Customer to provide input to Provider’s business direction and receive information from Provider on matters that affect Customer from a technology and services perspective.

(i)
HP Enterprise Services Client Advisory Board (“CAB”). The HP Enterprise Services CAB is a select group of global Chief Information Officers (“CIOs”), crossing industries and regions, whose thoughts and perspectives on the information technology services market are helping strengthen and shape the future of the industry. The mission of this exclusive executive forum and ongoing program is to advise Provider on strategies and plans for its Enterprise Services business. It provides Provider an opportunity to listen to and better understand client needs and expectations, and strengthens collaboration. Provider will invite the Customer Head of Product and Technology to participate in the CAB. Customer’s Head of Product and Technology, or equivalent position, will agree to participate for a two-year timeframe and attend at least one in-person meeting each year.

(ii)
CIO Summit. HP CIO Summit is an exclusive, invitation-only gathering of CIOs. This event is designed to bring together leading CIOs in the industry to share best practices, plans and ideas. Each year, Provider will extend an invitation to Customer’s Head of Product and Technology, or equivalent position, to attend the HP CIO Summit, and Customer’s Head of Product and Technology will use reasonable efforts to attend the Summit.

(iii)
HP Discover. HP Discover presents the absolute latest technologies, solutions, case studies, trends and strategies that will inform key investment decisions Provider is making now and in the future. Each year, Provider will extend an offer to Customer’s Head of Product and Technology and other appropriate Customer leaders to attend HP Discover.

4.	GOVERNANCE COMMITTEES

4.1	Executive Steering Committee
(a)Formation

An -Executive Steering Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.
(b)Chair
The Executive Steering Committee shall be chaired by the Customer Head of Product and Technology (“P&T”); provided that the Customer Chief Procurement Officer (“CPO”) shall chair the Executive Steering Committee in the event of the Customer Head of P&T’s absence.
(c)Members
The Executive Steering Committee shall be comprised of the following members:

(i)	Customer Head of P&T;

(ii)	Customer Senior Vice President (“SVP”) of Executive Technology Operation (“ETO”);

(iii)	Customer CPO;

(iv)	Customer Technical Alliance Manager

(v)	Additional Customer representatives as necessary;

(vi)	Provider Executive Sponsor;

(vii)	Provider Operations Executive;

(viii)	Provider Industry Executive;

(ix)	Provider Contract and Commercial Executive;

(x)	Provider Client Executive; and

(xi)	Additional Provider representatives as necessary.
(d)Key Objectives
The purpose of the Executive Steering Committee is to ensure senior management sponsorship both from Customer and Provider and to jointly work towards strategic development of the relationship. This forum will be used to identify problems and explore future relationship development opportunities. Objectives include:

(i)	provide overview of Provider performance to executive leadership;

(ii)	discuss overall relationship, development agenda and strategic improvement initiatives;

(iii)	monitor current Service Levels and costs;

(iv)	review of industry and technology trends and how Customer and Provider can respond to these trends; and

(v)	review of Customer business priorities and plans.
(e)Materials
Customer shall prepare and distribute the agenda for the Executive Steering Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Executive Steering Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials. This includes, but is not limited to:

(i)	an executive scorecard incorporating the following measures:
(1)quality of Services (e.g., Service Level performance);
(2)Customer satisfaction;
(3)high level status and execution of the Transition and Transformation;
(4)status of other material projects;
(5)financial performance and trend data;
(6)relationship indicators; and
(7)other pertinent scorecard information as needed.

(ii)	issues open for resolution;

(iii)	data on industry trends; and

(iv)	development agenda and strategic improvement initiatives.
(f)Meeting Frequency
The Executive Steering Committee shall meet quarterly and at other times as agreed between the Parties.
4.2    Operational Steering Committee

(a)	Formation
A Operational Steering Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.

(b)	Chair
The Operational Steering Committee shall be chaired by the Customer Technical Alliance Manager.

(c)	Members

The Operational Steering Committee shall be comprised of the following members:

(i)	Customer SVP of ETO;

(ii)	Customer Technical Alliance Manager;

(iii)	Customer Service Management Operations Manager;

(iv)	Additional Customer representatives as necessary;

(v)	Provider Technology Operation Executive;

(vi)	Provider Client Executive;

(vii)	Provider Client Service Delivery Executive; and

(viii)	Additional Provider representatives as necessary.

(d)	Key Objectives
The purpose of this Operational Steering Committee is to monitor the overall progress and the performance of the Agreement and the relationship between Customer and Provider and address any issues escalated by other committees. Objectives include:

(i)	monitor overall Service performance and take actions for Service improvement;

(ii)	review performance on Service Levels;

(iii)	discuss additions and adjustments to Service Levels;

(iv)	review status of high priority security risks;

(v)	review improvement of Services due to technology innovation and review impacts of technology evolution on the Services;

(vi)	review outputs from and provide inputs to the project management process; and

(vii)	address escalated issues.

(e)	Materials

Customer shall prepare and distribute the agenda for the Operational Steering Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Operational Steering Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials. This includes but is not limited to scorecards incorporating:

(i)	quality of Services (e.g., Service Level performance);

(ii)	Customer satisfaction;

(iii)	status of other projects;

(iv)	relationship indicators;

(v)	issues escalated by other committees;

(vi)	IT security incident reports;

(vii)	risk register including mitigation actions; and

(viii)	Disaster Recovery Services review.

(f)	Meeting Frequency
The Operational Steering Committee shall meet monthly and at other times as agreed between the Parties.

4.3.	Contract and Commercial Committee

(a)	Formation
A Contract and Commercial Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.

(b)	Chair
The Contract and Commercial Committee shall be chaired by the Customer CPO.

(c)	Members
The Contract and Commercial Committee shall be comprised of the following members:

(i)	Customer CPO;

(ii)	Customer Technical Alliance Manager;

(iii)	Customer VP of P&T Finance;

(iv)	Additional Customer representatives as necessary;

(v)	Provider Client Executive;

(vi)	Provider Client Contract and Commercial Executive;

(vii)	Provider Client Finance Manager; and

(viii)	Additional Provider representatives as necessary.

(d)	Key Objectives
The purpose of the Contract and Commercial Committee is to manage the contract and commercial relationship. Objectives include:

(i)	discuss contract interpretation issues;

(ii)	review and approve monthly financial Reports;

(iii)	discuss and establish financial plans and forecasts;

(iv)	review Contract Change Requests in accordance with the Contract Change Control Procedures;

(v)	address or escalate any contractual and financial issues, including invoice and payment issues and Service Level Credits due; and

(vi)	review benchmarking and audit results and ensure that benchmarking and audit remediation is addressed and implemented.

(e)	Materials
Customer shall prepare and distribute the agenda for the Contract and Commercial Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Contract and Commercial Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials. This includes but is not limited to:

(i)	monthly financial Reports;

(ii)	proposed Contract Change Requests;

(iii)	monthly performance reports on Service Level attainment and Service Level Credit calculations;

(iv)	financial plan and forecasts; and

(v)	benchmarking and audit results.

(f)	Meeting Frequency
The Contract and Commercial Committee shall meet monthly and at other times as agreed between the Parties.

4.4.	Joint Technical Steering Committee

(a)	Formation
A Joint Technical Steering Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.

(b)	Chair
The Joint Technical Steering Committee shall be chaired by the Customer Enterprise Architecture Lead.

(c)	Members
The Joint Technical Steering Committee shall be comprised of the following members:

(i)	Customer Enterprise Architecture Lead;

(ii)	Customer SVP of Architecture & Technology (“A&T”);

(iii)	Customer SVP of ETO;

(iv)	Customer Technical Alliance Manager;

(v)	Customer Tower Leads;

(vi)	Additional Customer representatives as necessary;

(vii)	Provider Technology Operation Executive;

(viii)	Provider Client Executive;

(ix)	Provider Client Architecture Executive;

(x)	Provider horizontal optimization team leaders;

(xi)	Provider Client Service Delivery Executive; and

(xii)	Additional Provider representatives as necessary.

(d)	Key Objectives
The purpose of the Joint Technical Steering Committee is to assist with the development of Customer’s IT strategy and related policies. The Joint Technical Steering Committee will not be involved in day-to-day operational issues, nor shall it determine Customer’s IT strategy.
The objectives of the Joint Technical Steering Committee include:

(i)	align the Long Range IT Plan (as defined in Section 9.1 of Attachment B-5 (Cross Functional Services Service Description)) with Customer’s IT strategy and policies;

(ii)	review and approve Provider’s recommendations for inclusion in the Long Range IT Plan;

(iii)	review Provider’s technical proposals for implementing the Long Range IT Plan;

(iv)	provide advice and guidance to the Operational Steering Committee regarding technical improvement issues affecting the technical infrastructure and Customer business operations;

(v)	align technical policies, standards and architecture with the Customer’s internal technology steering discussions and internal IT standards;

(vi)	address escalated technology architecture issues;

(vii)	monitor compliance against technology standards; and

(viii)	define priorities for architecture standardization initiatives.

(e)	Materials
Customer shall prepare and distribute the agenda for the Joint Technical Steering Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Joint Technical Steering Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials.

(f)	Meeting Frequency
The Joint Technical Steering Committee shall meet monthly and at other times as agreed between the Parties.

4.5.	Transition and Transformation Committee

(a)	Formation
A Transition and Transformation Committee shall be formed as of the Effective Date and shall have convened for the first time no later than thirty (30) days following the Effective Date.

(b)	Chair
The Transition and Transformation Committee shall be chaired by the Customer VP of Transition and Transformation.

(c)	Members
The Transition and Transformation Committee shall be comprised of the following members:

(i)	Customer VP of Transition and Transformation

(ii)	Technology Modernization Team;

(iii)	Customer Enterprise Architecture Lead;

(iv)	Customer SVP of Corporate IT;

(v)	Additional Customer representatives as necessary;

(vi)	Provider Client Transition & Transformation Executive;

(vii)	Additional Provider representatives as necessary.

(d)	Key Objectives

The purpose of the Transition and Transformation Committee is to monitor the execution of the Transition and Transformation in accordance with the applicable Service Agreement. Objectives include:

(i)	monitor and review Transition and Transformation status;

(ii)	monitor and support the execution of critical deliverables from both Parties;

(iii)	identify and address Transition and Transformation issues in accordance with the Agreement; and

(iv)	identify, track and address Transition and Transformation risks.

(e)	Materials
Customer shall prepare and distribute the agenda for the Transition and Transformation Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Transition and Transformation Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials.

(f)	Meeting Frequency
The Transition and Transformation Committee will meet monthly until the Transition and Transformation have been successfully completed, and at other times as agreed between the Parties.

4.6.	Tower Service Delivery Committee (per Tower)

(a)	Formation
A Tower Service Delivery Committee for each technology tower shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.

(b)	Chair
The Tower Service Delivery Committee shall be chaired by the Customer Tower Lead for each tower.

(c)	Members
The Tower Service Delivery Committee shall be comprised of the following members:

(i)	Customer Tower Leads;

(ii)	Customer Technical Alliance Manager;

(iii)	Customer Service Planning and Assurance Manager;

(iv)	Additional Customer representatives as necessary;

(v)	Provider Client Executive;

(vi)	Provider Client Service Delivery Executive;

(vii)	Provider Client Tower Service Delivery Managers;

(viii)	Provider horizontal optimization team leaders

(ix)	Additional Provider representatives as necessary.

(d)	Key Objectives
The purpose of the Tower Service Delivery Committee is to monitor Service performance. Objectives include:

(i)	monitor and manage Service delivery for each tower;

(ii)	review Service Request backlog and discuss options for prioritization based on business need

(iii)	review Tower’s technology currency and status;

(iv)	monitor and review the ongoing status of third party performance as appropriate;

(v)	discuss tower capacity forecasts and technical plan to meet demand increases;

(vi)	review the following:

(1)	Service Levels;

(2)	Service Request performance and backlog;

(3)	continuous improvement and quality assurance procedures and measurements;

(4)	project portfolio and project delivery status, and project issues and opportunities;

(5)	review business and capacity demand forecasts;

(vii)	other such responsibilities as directed by the Operational Steering Committee.

(e)	Materials
Customer shall prepare and distribute the agenda for the Tower Service Delivery Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Tower Service Delivery Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials. This includes but is not limited to:

(i)	Performance reports on Service Level attainment;

(ii)	Service Request backlog and performance report;

(iii)	Reports on continuous improvement and quality assurance procedures and measurements;

(iv)	project portfolio and delivery status; and

(v)	escalated issue register.

(f)	Meeting Frequency
The Tower Service Delivery Committee shall meet monthly and at other times as agreed between the Parties

4.7.	Security Committee

(a)	Formation
A Security Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.

(b)	Chair
The Security Committee shall be chaired by the Customer VP of Security.

(c)	Members
The Security Committee shall be comprised of the following members:

(i)	Customer Chief Information Security Officer;

(1)	Customer Service Management Operations Manager;

(2)	Customer Disaster Recovery Manager;

(ii)	Additional Customer representatives as necessary;

(iii)	Provider Client Service Delivery Executive;

(iv)	Provider Client Security Manager; and

(v)	Additional Provider representatives as necessary.

(d)	Key Objectives
The purpose of the Security Committee is to monitor and review threats to the availability, integrity and confidentiality of Customer and Customer Data. Objectives include:

(i)	monitor and review threats to the availability, integrity and confidentiality of Customer and its customers’ data at a global level;

(ii)	monitor and review the status of global security incidents and security problems (i.e., incidents and problems with an information security dimension);

(iii)	discuss security developments; and

(iv)	actively review and, as appropriate, escalate security issues which impact Customer end users and/or which involve a potential reputation damage to Customer.
For the avoidance of doubt, regardless of whether the Security Committee considers or addresses a particular security requirement or issue, Provider will perform the Services pursuant to and in compliance with the terms of the Agreement, including the Security Requirements. The Parties acknowledge that the Security Committee does not have the authority to modify the Security Requirements without submitting any Changes through the Change Control Procedure.

(e)	Materials
Customer shall prepare and distribute the agenda for the Security Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Security Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials. This includes but is not limited to:

(i)	report on Customer impacting or Customer reputation impacting security issues or incidents; and

(ii)	report on security developments;

(iii)	security issues and escalations.

(f)	Meeting Frequency
The Security Committee shall meet monthly and at other times as agreed between the Parties

4.8.	Innovation Committee

(a)	Formation
An Innovation Committee shall be formed and shall have convened for the first time no later than Ninety (90) days following the Effective Date.

(b)	Chair
The Innovation Committee shall be chaired by the Customer Enterprise Architecture Lead.
(c)    Members
The Innovation Committee shall be comprised of the following members:

(i)	Customer SVP of ETO;

(ii)	Customer SVP of A&T;

(iii)	Customer Enterprise Architecture Lead;

(iv)	Customer Tower Leads as required;

(v)	Additional Customer representatives as necessary;

(vi)	Provider Operations Executive;

(vii)	Provider Client Service Delivery Executive;

(viii)	Provider Industry Executive

(ix)	Provider horizontal optimization team leaders

(x)	Provider Client Architecture Executive; and

(xi)	Additional Provider representatives as necessary.

(d)	Key Objectives
The purpose of the Innovation Committee is to identify and actively develop innovation ideas originating from Customer or Provider, and to support the implementation of initiatives resulting from such ideas (“Innovation Initiatives”). Objectives include:

(i)	actively seek and investigate opportunities to enable Customer to attain a leadership position in the industry through use of cutting edge technologies and business processes;

(ii)	develop innovation ideas and support implementation and rollout where appropriate;

(iii)	monitor and steer in-flight Innovation Initiatives; and

(iv)	review industry and technology trends and agree the appropriate response by Customer and Provider.
(e)    Materials
Customer shall prepare and distribute the agenda for the Innovation Committee at least two (2) business days prior to each meeting and will cooperate with Provider in making updates if necessary. The Parties shall prepare and distribute any materials necessary for the Innovation Committee to discharge its responsibilities. Responsibility for producing the materials will be determined by the Parties based on availability of and access to the information required to produce the materials. This includes but is not limited to:

(i)	progress report on existing in-flight Innovation Initiatives;

(ii)	proposals as regards new technology and industry trends;

(iii)	opportunities for using common business processes / technology platforms; and

(iv)	Customer or Provider proposals for innovation.

(f)	Meeting Frequency
The Innovation Committee shall meet quarterly and at other times as agreed between the Parties.

5.	ROLES AND RESPONSIBILITIES

5.1.	Customer Roles and Responsibilities

(a)	Customer Technical Alliance Manager
In addition to the terms of Section 12.3 of the Master Agreement, the Customer Technical Alliance Manager has the overall lead for vendor sourcing and reports to the Customer SVP of ETO.
Primary responsibilities for the Technical Alliance Manager include:

(i)	maintaining an effective relationship with Provider executives at all levels;

(ii)	managing the overall relationship with Provider;

(iii)	providing leadership and guidance to the Customer governance organization;

(iv)	monitoring Provider and Customer compliance with obligations of the Agreement;

(v)	monitoring Provider and Customer contractual deliverable commitments;

(vi)	working with Provider Client Executive to progress the goals and objectives of the Agreement;

(vii)	serving as an escalated point of contact for any Service delivery issues in accordance with the Dispute Resolution Procedures; and

(viii)	liaising with and providing guidance to Customer’s corporate executive leadership in regard to the strategic needs of Customer.
5.2.    Provider Roles and Responsibilities

(a)	Provider Client Executive
In addition to the terms of Section 12.2 of the Master Agreement, the Provider Client Executive is responsible for:

(i)	managing the overall relationship between Provider and Customer;

(ii)	assuring the successful implementation of the Agreement to operational status;

(iii)	ensuring that Provider fulfills all of its obligations under the Agreement;

(iv)	working with the Customer governance team to establish, manage, and meet commitments, requirements, and expectations;

(v)	working with Customer Technical Alliance Manager to align the delivery of Services with the strategic needs of Customer;

(vi)	serving as an escalated point of contact for Service delivery issues in accordance with the Dispute Resolution Procedures; and

(vii)	informing Customer about new corporate capabilities and developments within Provider’s organization, and proposing ideas and solutions that will provide ongoing benefit to Customer.

(b)	Provider Client Service Delivery Executive
The Provider Client Service Delivery Executive will have the accountability for delivering the Services within the scope of the Agreement.
Primary responsibilities of the Provider Client Service Delivery Executive include:

(i)	meeting all Service Levels and contractual commitments;

(ii)	ensuring that Provider’s global operating model delivers on commitments to Customer;

(iii)	staffing the Service delivery organization with the appropriate level of trained personnel;

(iv)	forecasting resource requirements and managing resourcing requirements for Customer as a whole;

(v)	ensuring that the Provider Service delivery complies with Customer Policies, standards and operational procedures;

(vi)	providing support to Customer in accordance with the Procedures Manual;

(vii)	providing all Reports in accordance with Section 4.6 of the Master Agreement; and

(viii)	implementing and meeting the requirements described in the Master Agreement regarding Disaster Recovery Services.

(c)	Provider Client Tower Service Delivery Managers

The Provider Client Tower Service Delivery Executive will appoint a team comprised of senior executives to serve as the Provider Client Service Delivery Executive for all Service Towers.
Primary responsibilities of the Provider Client Tower Service Delivery Executives include:

(i)	capturing key specific Customer satisfaction issues and implementing appropriate policies and procedures to resolve such issues;

(ii)	working with Customer Tower Leads and Customer Operations Manager to ensure that Provider supports Customer’s Service delivery needs; and

(iii)	collaborating with Customer Tower Leads and Customer Demand Manager on the definition and maintenance of a demand forecast for the Services.

(d)	Provider Client Finance Manager
The Provider Client Finance Manager will have primary responsibility for all financial, billing, contractual compliance and new business management functions.
Primary responsibilities of the Provider Client Finance Manager include:

(i)	providing the monthly invoice and all account billing and reporting functions;

(ii)	implementing and managing Provider financial system including time recording, labor reporting, billing, and budgeting, forecasting, and annual planning;

(iii)	acting as the primary Provider focus for new service establishment for Customer; and

(iv)	providing all financial reporting, including exception reporting, to Customer.

(e)	Provider Client Contract and Commercial Executive
The Provider Client Contract and Commercial Executive is responsible for the contract and commercial issues relating to the Agreement.
Primary responsibilities of the Provider Client Contract and Commercial Executive include:

(i)	acting as the commercial/contracts focal point, supporting the Customer governance team on all commercial and contracts related issues;

(ii)	determining/deriving in-scope and out-of-scope activities in discussion with Provider contracts specialists, technical leads and legal staff;

(iii)	reaching rapid agreement with Customer around Provider interpretations of ambiguous areas of contract wording;

(iv)	developing, implementing and maintaining commercial processes for the minimization of risk to Provider in accepting new services and performing the Services;

(v)	conducting reasonable training for non-commercial staff on commercial and contracts principles and processes;

(vi)	providing all Provider contract administration for the time-phased contractual commitments to assure fulfillment of Provider deliverables;

(vii)	preparing and negotiating contracts, contract amendments and other legal agreements in conjunction with Provider corporate legal departments;

(viii)	formulating commercial offers (price and terms) and subsequent authorization for all new services and changes to existing Services in conjunction with Customer governance team staff;

(ix)	supporting meetings and negotiations with Customer; and

(x)	resolving commercial disputes that arise in the course of performing the Services under the Agreement.

(f)	Provider Transition and Transformation Executive
The Provider Transition and Transformation Executive is responsible for managing the Provider’s Transition and Transformation responsibilities relating to the Agreement.
Primary responsibilities of the Provider Client Transition and Transformation Executive include:

(i)	ensuring the Provider fulfills its Transition and Transformation obligations under the Agreement; and

(ii)	communicating Transition and Transformation project status to the Customer.

6.	OTHER MEETINGS

Meetings in addition to those specifically identified in this Exhibit will be required to effectively manage the relationship, ensure on-going service delivery performance, monitor progress against milestones or project plans and review the status of account activities. It is Provider’s responsibility to prepare for, actively participate in, and contribute to daily and weekly operational meetings as required. In addition, ad hoc meetings may be initiated by Customer or Provider as necessary and may be conducted face-to-face, using telephones, via net conference or as otherwise mutually agreed upon by the Parties. Travel expenses for personnel who are assigned to a billable Service must be pre-approved by Customer and such pre-approved travel expenses will be billed as incurred subject to Customer’s travel expense policy. Except in unusual circumstances and unless Customer otherwise agrees in advance, any other Provider travel cost required for these meetings will be the responsibility of Provider.

7.	MANAGEMENT SUPPORT AND ADVICE
Provider will be responsible for proactively identifying strategies and approaches for future Services in support of Customer that may provide Customer with competitive advantages. Such management support and advice may include but is not limited to the following general areas:
(a)Assisting Customer in setting Customer’s application technology direction and strategy;
(b)Assisting Customer in aligning Customer’s application architecture and environment with its business and technical strategies;
(c)Supporting Customer in the management and representation of application technology product and service offerings to its internal Customers;
(d)Supporting Customer with its annual planning and budget process;
(e)Maintaining appropriate levels of industry knowledge in Customer’s business;
(f)Maintaining appropriate levels of participation and input into forums and conferences, user groups, trade associations and similar organizations as they relate to Provider’s responsibilities in support of Customer;
(g)Providing reasonable access to knowledge and information acquired in Provider’s specialized research or development facilities;
(h)Meeting with Customer representatives as necessary and appropriate to manage and deliver the Services effectively;
(i)Supporting and participating in the various account management meetings called for by the Master Agreement or any Service Agreement and the procedures adopted by the Parties related to such meetings; and

(j)Participating in related Customer business planning meetings upon request to review operations and business plans and recommend appropriate Services to support plan execution.